AGREEMENT AND DECLARATION OF TRUST
                         CONNECTICUT NATURAL GAS CORPORATION
                               EMPLOYEE BENEFIT TRUST

                                  TABLE OF CONTENTS




                                                                       Page
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          I.  ESTABLISHMENT AND PURPOSE OF TRUST.  DEFINITIONS           1

         II.  TRUSTEES AND DUTIES                                        3

        III.  PAYMENT OF PLAN BENEFITS FROM FUND                         8

         IV.  ADMINISTRATION                                             9

          V.  FIDUCIARY RESPONSIBILITIES                                 11

         VI.  ACCOUNTING                                                 12

        VII.  SPECIFIC PROVISIONS REGARDING PROVISIONS FOR POST
              RETIREMENT MEDICAL AND LIFE INSURANCE BENEFITS             13

       VIII.  MISCELLANEOUS PROVISIONS                                   15

   EXHIBIT A.  PLAN OF BENEFITS

                        AGREEMENT AND DECLARATION OF TRUST
                      CONNECTICUT NATURAL GAS CORPORATION
                              EMPLOYEE BENEFIT TRUST

        THIS AGREEMENT and Declaration of Trust is made and entered into this 28th day of December, 1987, by and between CONNECTICUT NATURAL GAS CORPORATION, a Connecticut corporation with its principal office in Hartford, Connecticut (hereinafter referred to as "Grantor") and THE CONNECTICUT BANK AND TRUST COMPANY, N.A., a bank with trust powers having its principal office in Hartford, Connecticut (hereinafter referred to as the "Trustee"),

                            W I T N E S S E T H :

         WHEREAS, the Grantor provides certain employee group medical and group life insurance benefits under its group insured plan; and

         WHEREAS, the Grantor currently permits certain medical and life insurance coverage under said plan to continue after retirement, under the terms and conditions set forth in said plan and the insurance contracts incorporated therein; and

        WHEREAS, the Grantor by appropriate corporate action has duly authorized the creation of a trust fund to receive and hold contributions made for the purpose of funding the cost of such benefits, in whole or in part; and

        WHEREAS, the Grantor intends that the Trustee may be authorized to receive and hold contributions under such other employee welfare benefit program or programs as hereafter from time to time may be designated to provide benefits through said Fund; and

        WHEREAS, the Grantor intends to that this Trust, together with any such plans or programs, will qualify as a voluntary employees' beneficiary association under Section 501(c)(9) of the Internal Revenue Code of 1986, as amended,

        NOW, THEREFORE, in consideration of the premises, it is agreed as follows:

        I.  ESTABLISHMENT AND PURPOSE OF TRUST.  DEFINITIONS
        --------------------------------------   -----------

        1.1  Establishment and Name of Trust
             -------------------------------

         There is hereby established a Trust, to be known as the CONNECTICUT NATURAL GAS CORPORATION EMPLOYEE BENEFIT TRUST, hereinafter referred to as the Trust. The corpus of the Trust shall consist of such sums of money and other property acceptable to the Trustee as shall from time to time be paid or delivered to the Trustee and such income and gains thereon as may be realized from time to time, less the payments which at the time of reference shall have been made by the Trustee as authorized herein, such corpus being hereinafter referred to as the Fund.

        1.2  Purpose of Trust
             ----------------
        The purpose of the Trust is to provide certain benefits to employees, former employees and/or their dependents or beneficiaries, of Participating Employers, in the event of death, illness or expenses for various types of medical care and treatment, in accordance with the Plan of Benefits. At no time prior to the satisfaction of all liabilities with respect to the Plan of Benefits shall any part of the corpus or income of the Fund be used for or diverted to purposes other than for the exclusive benefit of such employees, former employees and/or their dependents or beneficiaries.

        1.3  Participating Employers
             -----------------------
        The term "Participating Employer" shall mean the Grantor and any subsidiary or affiliated corporation of the Grantor which has adopted and maintains one or more of the plans comprising the,Plan of Benefits.

        1.4  Participating Employees
             -----------------------
        The term "Participating Employee" or "Employee", as used herein, shall mean any person who is or was employed by a Participating Employer in a classification of employees covered by the Plan of Benefits; provided, that no such classification may be selected by a Participating Employer which will have the effect, in operation, of restricting eligibility for benefits, or of providing a disproportionate amount of benefits, to officers, shareholders or to employees of such Participating Employer who are "highly compensated" individuals within the meaning of Section 505 of the Internal Revenue Code of 1986, as amended.

        1.5  Trustee
             -------
        The term "Trustee" shall mean the Trustee or Trustees appointed by the Grantor, as hereinafter provided and serving from time to time hereunder.

        1.6  Plan of Benefits
             ----------------
        The term "Plan of Benefits" shall mean the plan or plans of benefits adopted by a Participating Employer and to be funded through the Trust, in whole or in part. The Plan of Benefits shall be established and maintained as, and in conformity with the requirements of, the Employee Retirement Income Security Act of 1974 for employee welfare benefit plans as defined in Section 3(1) of that Act. The Plan of Benefits shall not include any benefit which is not a life, sick, accident or other benefit appropriate for provision by a voluntary employees' beneficiary association pursuant to
   Section 501(c)(9) of the Internal Revenue Code and regulations thereunder. Furthermore, the Plan of Benefits shall not have the effect, in operation, of discriminating in favor of officers, shareholders or individuals who are "highly compensated" employees of such Participating Employer within the meaning of Section 505 of the Internal Revenue Code of 1986, as amended. The Plan of Benefits at the date of establishment of this Trust is summarized in Exhibit A.

        1.7  Contributions
             -------------
        The term "Contributions" shall mean the money paid to the Fund by Participating Employers, including contributions of their Employees, if any, as required under any Plan of Benefits, and any retrospective rate credits, dividends, or experience rate refunds from any insurance carrier which has or may issue a policy or policies of insurance hereunder.

        1.8  "ERISA"
              -----

        The term "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended, and regulations from time to time in effect thereunder.


             II.  TRUSTEES AND DUTIES
             ------------------------
         2.1 There shall be one or more persons or institutions appointed by the Grantor as Trustee or Trustees. The Trustee (or a co-Trustee) may, but need not be, a corporate Trustee. If there is more than one Trustee, the Trustees may allocate specific Trustee responsibilities, obligations and duties among themselves and may adopt such rules governing their conduct, including action by less than unanimous vote, as they shall determine. Any vacancy occasioned by a resignation, removal, or death shall be promptly filled by the appointment of a successor Trustee by the Grantor.

       2.2 The Trustee may be removed by the Grantor, with or without cause, at any time. In the event the Trustee is to be removed, replaced or succeeded by action of the Grantor, the Grantor shall notify such Trustee in writing, and such writing shall be sufficient evidence of the action taken. The Trustee may resign at any time, provided that no such resignation shall take effect until the earlier of (i) sixty (60) days from the date of delivery of such notice to the Company, or (ii) the appointment of a successor trustee. Any resignation by the Trustee shall be by registered or certified mail addressed to the Grantor at its principal place of business, except that the Grantor may accept a resignation delivered to it by hand.

       2.3 No successor Trustee shall be liable or responsible for any losses or expenses resulting from or occasioned by any action or failure to act on the part of the Trustee prior to such successor becoming a Trustee, nor shall any successor Trustee be required to inquire into or take any notice of the prior administration of Trust.

       2.4 The Grantor may appoint an investment manager or managers to whom discretion is given to invest any part of the assets of the Fund, and upon so doing the Trustee shall (a) segregate each such part into a separate account to be invested by the Trustee upon the direction of the investment manager, or (b) the Trustee may transfer to such investment manager as custodian that part of the Fund which is to be invested by the investment manager. The Trustee shall have no responsibility or liability for the investment and management of the part of the Fund so committed to management by an investment manager, as directed by the Grantor. Any investment manager appointed hereunder shall acknowledge in writing that it is a fiduciary as defined in Section 3(21) of ERISA with respect to the assets committed to it, and shall enter into such written investment management agreement or agreements with the Grantor as the Grantor shall deem acceptable. A signed copy of any such agreement or agreements shall be furnished to the Trustee. The Trustee shall be under no duty to question, or make inquiries as to, any action or direction of any investment manager as provided herein, or any failure to give directions, or to review the securities subject to the investment discretion of any investment manager, or to make any suggestions to an investment manager with respect to investment and reinvestment of, or disposing of investments in, any part of the assets of the Trust Fund subject to the investment discretion of an investment manager, except to the extent required by law.

        2.5 The Grantor may, consistent with ERISA and subject to limitations herein stated, direct the Trustee with respect to individual investments to be made by it, or the type of investments to be made by the Trustee, including the limiting of investments to shares of one or more regulated investment companies, to the common trust fund of one bank or to investment only, life insurance or other contracts of one or more issuer. Except to the extent provided under ERISA, the Trustee shall not be liable for losses occasioned by its compliance with such directions.

        2.6 Whether assets of the Fund are invested by an investment manager or by the Trustee, the following provisions shall govern the investment of the assets of the Fund:

             (a) The Trustee or the investment manager shall from time to timeinvest and reinvest the Fund and keep the same invested, in its sole discretion, without distinction between corpus and income, in any property, real, personal or mixed, or share or part thereof, or part interest therein, wherever situated, and whether or not productive of income, including but not being limited to: bank accounts of any description; capital, common and preferred stocks; personal, corporate and governmental obligations, secured or unsecured; individual or group insurance or annuity or deposit administration contracts; mortgages, leaseholds, fees and other interests in realty; common trusts or other collective investments in any of the above; and trust and participation Certificates, or other evidences of ownership, part ownership, interest or part interest in
         any of the above.   Investments and reinvestments hereunder shall not
         be restricted in character or type nor shall they be limited to any amount or type in relation to the amount or type of the Fund as a whole except and solely to the extent the provisions of ERISA specifically provide otherwise.

              (b) The Trustee and the investment manager may keep such portion of the Fund in cash or cash balances as the Trustee or investment manager may deem advisable from time to time, and without affecting the generality of the foregoing, the investment manager shall keep such portion of the Fund in cash or cash balances as may be specified from time to time in a written notification from the Trustee or Grantor to meet the contemplated cash needs of the Trust. The Trustee or the investment manager shall not be required to pay interest on such cash balance or on cash in its hands pending investment.

               (c) For the purpose of investment and reinvestment only, the Trustee may commingle the assets of the Fund attributable to each plan comprising the Plan of Benefits. In the event of such commingling, each plan shall share in the commingled assets, including any income and gain (or loss) attributable thereto, on a pro rat a basis.

             (d) The investment policy and objectives for the Fund shall be established and carried out in a manner consistent with ERISA. The Trustee and the investment manager shall review with the Grantor on a periodic basis the investment status of the Fund and the policies and objectives of the Trustee and the investment manager in respect thereof.

        2.7 The Trustee is authorized and empowered in discretion, in fiduciary capacity and for the sole interest and benefit of the Fund, to:

              (a) sell, exchange, lend (including the lending of securities to brokers or dealers), convey, transfer or dispose of, and also to grant options with respect to, any property, whether real or personal, at any time held by it, and any sale may be made by private contract or by Public auction, and for cash or upon credit, as the Trustee or investment manager may deem best, and no person dealing with the Trustee or investment manager shall be bound to see to the application of the purchase money or to inquire into the validity, expediency or propriety of any such sale or other transaction:

              (b) retain, manage, operate, repair, improve, develop, preserve, mortgage or lease for any period any real property interests or rights held by the Trustee or investment manager or by any corporation organized by it pursuant to this Agreement, upon such terms and conditions as the Trustee or investment manager deems proper, either alone or by joining with others, using other trust assets for any of such purposes if deemed advisable; to modify, extend, renew or otherwise adjust any or all of the provisions of any such mortgage or lease, including the waiver of rentals; and to make provision for the amortization of the investment in~or depreciation of the value of such property as it may deem advisable;

             (c) compromise, compound and settle any debt or obligations due from third persons to it or to third persons from it and to reduce the rate of interest on, to extend or otherwise modify, or to foreclose upon default or otherwise enforce, any such obligation;

             (d) vote in person or by proxy on any stocks, bonds or other securities held by it, and to appoint one or more individuals or corporations as voting trustees under voting trust agreements and to delegate to such voting trustees discretion to vote;

             (e) exercise any rights appurtenant to any stocks, bonds or other securities held by it for the conversion thereof into other stocks, bonds or securities, or to exercise any rights or options to subscribe for or purchase additional stocks, bonds or other securities, and to make any and all necessary payments with respect to any such conversion or exercise;

             (f) join in, dissent from, or oppose, the reorganization, recapitalization, consolidation, sale or merger of corporations or property in which the Trustee holds stocks, bonds or other ownership interest upon such terms and conditions as it may deem wise; to pay any expenses, assessments or subscriptions in connection therewith and to accept any securities or property which may be issued upon any such reorganization, recapitalization, consolidation, sale or merger;

             (g) make, execute, acknowledge and deliver any and all deeds, leases, mortgages, assignments, documents of transfer and conveyance and any and all other instruments that may be necessary or appropriate to carry out the powers herein granted:

             (h) enforce any right, obligation or claim in its absolute discretion and in general to protect in any way the interest of the Fund, either before or after default, with respect to any such right, obligation or claim, and to abstain from the enforcement of any right, obligation or claim and to abandon any property in the Fund;

             (i) borrow money for the purposes of the Trust in such amount and upon such terms and conditions as it may deem advisable; and for any sums so borrowed to issue its promissory note as Trustee or investment manager and to secure the repayment thereof by mortgaging or pledging all or any part of the Fund; and no person lending money to the Trustee or to the investment manager shall be bound to see to the application of the money lent or to inquire into the validity, expediency or propriety of any such borrowing;

             (j) cause any investment in the Fund to be registered in its name as Trustee or investment manager, or in the name of its nominee, or in the name of any other nominee, or to retain any such investment unregistered or in form permitting transfer by delivery; and to deposit any investment of the Fund in any depositary, clearing corporation, or any central system for handling of investments, or any nominee thereof; provided that the books and records of the Trustee or investment manager shall at all times show that all such investments are part of the Fund;

             (k) employ suitable agents (including Custodians) and counsel and to pay their reasonable expenses and compensation from the Fund:

             (l) own any contract with an insurance company held in the Fund, and to exercise any option, privilege or benefit in connection therewith, including, without limitation, the right to collect and receive the proceeds and all dividends or other distributions thereon; to surrender any such contract for cash; to change the persons to whom and the manner in which the proceeds of any such contract shall be paid; to convert any such contract from one form to another; to sell or assign any such contract; to execute all necessary receipts and releases to any insurance company; and to compromise or adjust any claim arising out of any such contract;

             (m) in the acquisition, disposition and management of investments for or under the Trust, acquire and hold any securities or other property even though the Trustee or investment manager in its individual or any other fiduciary capacity shall have invested or may thereafter invest its own or other funds in the same securities or related property or related securities or other property the interest, principal or other avails of which may be payable at different rates or different times or may have different rank or priority:

             (n) lend any securities at any time held by it to brokers or dealers upon such security as the Trustee or investment manager determines, and during the term of any such loan to permit the lent securities to be transferred into the name of and voted by the borrower or others;

             (o) do all acts which it may deem necessary or proper and to exercise any and all powers under this Agreement under such terms and conditions as it may deem to be for the best interests of the Fund: and

             (p) do all acts which it may deem necessary or proper and to exercise any and all powers under this Agreement under such terms and conditions as it may deem to be for the best interests of the Fund.

        Notwithstanding the foregoing, the Trustee and investment manager shall not have the power to act in a manner which would cause the disqualification of the Trust and the Plan of Benefits as a voluntary employees' beneficiary association under Section 501(c)(9) of the Internal Revenue Code of 1986 as amended.


                      III.  PAYMENT OF PLAN BENEFITS FROM FUND
                      ---------------------------------------

        3.1 It shall be the duty of the Trustee to make payments out of the Fund to such persons, in such manner, at such time and in such amounts as may be specified in written directions received from time to time by the Trustee and signed by a duly authorized agent from either the Grant or any service agent authorized to process claims for benefit payments under any Plan. All directions of the Grantor or any such service agent shall be in writing and signed by a duly authorized agent of the Grantor or the service agent, as the case may be, and the Trustee shall be fully protected in making payments out of the Fund in accordance with such directions and shall have no responsibility whatsoever respecting the application of such payments. In the event any payments made by the Trustee out of the Fund are unclaimed, the Trustee shall determine the dispositions of such payments.


                                 IV.  ADMINISTRATION
                                 -------------------

        4.1 The benefits specified in the Plan of Benefits shall be provided through a policy or policies of insurance with one or more insurance companies or on a self-funded basis, or by a combination of such means, all as the Grantor may from time to time determine.

        4.2 The Trustee may accept assignments of, or purchase out of the Trust Fund, and maintain a policy or Policies from an insurer or insurers, which policy or policies may provide Employees, former employees and/or their dependents or beneficiaries with such of the benefits of the Plan of Benefits as are to be provided by a policy.

        4.3 The Trustee may at the direction of the Grantor enter into a contract or contracts with an insurer to provide indemnification of the Fund in the event of loss on account of benefits payable under the Plan of Benefits which is in excess of a maximum loss as determined, from time to time, by the Grantor.

        4.4 The Grantor or the Trustee may enter into a contract with an insurance, service or administrative organization, which contract shall provide for the manner in which such organization is to receive, review, process and pay claims for benefits to, or on behalf of, Employees, former employees, and their dependents or beneficiaries in accordance with any Plan of Benefits. The Trustee may pay directly any self-funded benefits payable under the Plan of Benefits, or in lieu thereof, upon requisition from any service or administrative organization engaged by the Grantor or the Trustee to administer claims for benefits may advance reasonable sums from the Fund for use by such organization in payment of future claims.

        4.5 The Trustee may exercise all rights or privileges granted to a policy holder by each policy or other insurance contract held by it or allowed by the issuer of such policy or contract, and may agree with any such insurance carrier to any alteration, modification, or amendment of such policy or contract, and may take any action respecting such policy or contract or the insurance provided thereunder, which may be necessary or advisable, and such insurance carrier shall not be required to inquire into the authority of the Trustee with regard to any dealings in connection with any policy or contract.

        4.6 The Trustee may cancel any policy or policies or other contract of insurance which the Trustee has caused to be issued and may purchase in lieu thereof other like insurance from the same or another insurance carrier.

        4.7 The Trustee shall have the power to receive Participating Employers' Contributions as agreed from time to time, and shall hold such monies as part of the Fund for the purposes specified in this Agreement.

        4.8 The Trustee, acting in conjunction with a service or administrative organization referred to in Section 4.4 as appropriate, shall maintain records indicating the amount contributed by each Participating Employer and the amount and type of benefits paid to or on behalf of Employees of a participating Employer.

        4.9 In no event shall the Trustee be obliged to collect any contribution from any Participating Employer.

        4.10 The Trustee may maintain or arrange for such assistance as may be necessary for the proper administration of the Fund, including the employment of a fund actuary, counsel, auditor, benefits consultant, benefits administrator, and may pay from the fund the expenses necessary for proper administration of the Fund.

        4.11 No person, firm or corporation dealing with the Trustee shall be obliged to see to the application of any monies or properties of the Fund or to see that the terms of this Agreement or any Plan of Benefits have been complied with, or be obliged to inquire into the necessity or expediency of any act of the Trustee, and with regard to every instrument executed by the Trustee, every such person, firm, or corporation relying thereon, shall be entitled conclusively to assume that:

             (a) at the time of the delivery of said instrument, the Trust herein created was in full force and effect; and

             (b) said instrument was executed in accordance with the terms and conditions of this Trust Agreement; and

             (c) the Trustee was duly authorized and empowered to execute such instrument or direct its execution.

        4.12 Any insurance company issuing a policy or contract of insurance to the Trustee, pursuant hereto, shall have the opportunity, at any reasonable time, to conduct an audit of all records of the said Trustee, or its agents or employees, which pertain to such policy or contract.

        4.13 Any insurance company issuing a policy or contract of insurance hereunder, or organization with which the Trustee contracts for services or benefits pursuant to this Trust, shall be notified in writing of the appointment of successor Trustees, or the resignation or removal thereof, or amendment to this Agreement.

        4.14 The Trustee is empowered to construe this Agreement, and to make rules and regulations consistent therewith dealing with the operation of this Trust, giving notice of its actions to the Grantor and to any Participating Employer or insurance company issuing a policy or policies or organization with which the Trustee contracts for services or benefits hereunder and which is affected or reasonably may be affected by such action.


                           V.  FIDUCIARY RESPONSIBILITIES
                           ------------------------------

        5.1 The duties and responsibilities of the Trustee shall be to (a) safe keep and invest and reinvest the Fund (except as such duties may have been committed to an investment manager), collect all of the income and proceeds of sale of assets, and keep and maintain full and complete records of all of the transactions, for the Trust; (b) make payments in accordance with Article III; (c) perform the duties of administration applicable to the Trustee in accordance with Article IV; and (d) amend the Agreement, acting in conjunction with the Grantor.

        5.2 The duties and responsibilities of the Grantor shall be to (a) appoint, remove and replace the Trustee and any successors thereto; (b) determine whether the benefits specified in the Plan of Benefits shall be provided through a policy or policies, on a self-funded basis, or by a combination of such means; (c) appoint an investment manager or managers to invest any part or all of the assets of the Trust; (d) enter into a contract with an insurance, service or administrative organization for the processing of claims for benefits; (e) amend the Agreement, acting in conjunction with the Trustee; and (f) terminate the Trust, subject to the terms and conditions set forth herein.

        5.3 The duties and responsibilities of each Participating Employer shall be to (a) adopt and amend in its discretion a Plan of Benefits on behalf of its Employees and their dependents; (b) contribute to the Fund for its Employees and their dependents such amounts as are required under the Plan of Benefits; and (c) terminate participation in the Plan of Benefits for its own Employees and their dependents.

        5.4 Each person named herein or identified pursuant to procedures provided in this Agreement as having any fiduciary responsibility for the maintenance, administration or Operation of the Plan or management of the Fund shall have sole and exclusive responsibility and authority in the area or areas committed to him. If more than one person is designated to occupy a particular position of authority, the persons so designated shall be jointly responsible for the duties of such position, except that they may in writing allocate such responsibilities among themselves and/or designate in writing other persons to carry out such responsibilities (other than trustee responsibilities), all to the extent permitted under ERISA.

        5.5 Except as herein expressly provided to the contrary, all fiduciary duties and responsibility hereunder shall be several only, and there shall be no joint fiduciary responsibility or liability.

        5.6 No fiduciary guarantees the Fund against investment loss nor the sufficiency of the Fund to provide all benefits under any Plan of Benefits.


                              ARTICLE VI.  ACCOUNTING
                              -----------------------

        6.1. With respect to the Trust Fund and each Plan, the Trustee shall keep accurate and detailed accounts of all investments, receipts and disbursements and other transactions hereunder, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person or persons designated by the Grantor.
   Within ninety (90) days following the close of each annual accounting period and within ninety (90) days after the removal or resignation of a Trustee, the Trustee shall file with the Grantor a written report setting forth all investments, receipts and disbursements, and other transactions effected by them during such period, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or received being shown separately), and showing all cash, securities and other property held at the end of such period.

        6.2 In case of any disapproval thereof, an audit of such statement shall be made by an independent public accountant or accountants appointed by the Grantor (the expense of any such audit to be paid by the Grantor), unless a corrected statement shall have been rendered to the Grantor and approved in writing. Upon completion of such audit, the inaccuracies in such statement so audited, if any, shall be corrected to conform to such audit and a corrected statement shall be delivered to the Grantor. Any such corrected statement shall stand approved as the statement of account of the Trustee as to all matters stated therein, without further approval. An approved statement or corrected statement of account shall constitute an account stated between the Trustee and the Grantor as to all other matters embraced in said statement, and shall be binding upon all persons and other entities having an interest in the Fund to the same extent as if the account of the Trustee had been settled and allowed in a proceeding for judicial settlement of their accounts in any court of competent jurisdiction, to which all such persons and Corporations had been made parties.

        6.3 Anything hereinabove to the contrary notwithstanding, an approved or corrected statement shall not be deemed to relieve the Trustee of any liability which may be imposed on it for violation of a specific provision of ERISA or the Internal Revenue Code of 1986, as amended, or to preclude the Grantor from Commencing an action against the Trustee within such period as may otherwise be permitted by law in connection with such a Violation.

                 VII.  SPECIFIC PROVISIONS REGARDING PROVISIONS FOR
                 --------------------------------------------------
                POST RETIREMENT MEDICAL AND LIFE INSURANCE BENEFITS
                ---------------------------------------------------

        7.1 The Grantor has included on Schedule A attached hereto provision for post-retirement life insurance and medical benefits to be provided in part pursuant to this Trust created hereunder. Accordingly, the Fund shall be utilized to provide such benefits either through direct payment of such benefits to retirees and/or their dependents or beneficiaries, through payments of premiums on policies which may be utilized to provide such benefits, or otherwise. Notwithstanding the foregoing, the Grantor and its subsidiaries and affiliates reserve the right to amend or terminate the Plan of Benefits at any time, in whole or in part, including without limitation modifying, eliminating or reducing benefits for present and/or future retirees and their dependents and/or beneficiaries.

        7.2 In funding such benefits hereunder, the Participating Employers shall not contribute to the Fund for any year any amounts in excess of the "qualified cost" for such year, reduced by the amount of any after-tax income for such year. As used herein, the term "qualified cost" shall include "qualified direct costs" and additions to a "qualified asset account" for such year in accordance with the provisions of Section 419(c) of the Internal Revenue Code of 1986, as amended, (the "Code"). In accordance with Sections 419A(b) and 419A(c) of the Code, no addition to a "qualified asset account" may be made in excess of the "account limit" for such year, which is defined in Section 419A(c) of the Code to be the amount reasonably and actuarially necessary to fund:

             (A) claims incurred but unpaid (as of the close of such year) for benefits referred to in Section 419A(a) of the Code;

             (B) administrative costs with respect to such claims; and

             (C) a reserve funded over the working lives of covered employees and actuarially determined on a level basis (using assumptions that are reasonable in the aggregate) as necessary for (1) post-retirement medical benefits to be provided to covered employees (determined on the basis of current medical costs), or (2) post-retirement ate insurance benefits to be provided to covered employees.

        7.3 (a) No post-retirement medical or life insurance benefits shall be provided to "Key Employees" under this Trust. If, however the Trust is amended at some future date to permit post-retirement medical or life insurance benefits to be provided from this Fund to "Key Employees", then:

             (1) a separate account shall be established for any medical benefits or life insurance benefits provided with respect to such employee after retirement, and

             (2) medical benefits and life insurance benefits provided with respect to such employee after retirement may be paid only from such separate account.

             (b) Furthermore, any amount attributable to medical benefits allocated to an account established under paragraph (a) shall be treated as an annual addition to a defined contribution plan for purposes of Section 415(c)(1)(A) of the Code.

            (c) The term "Key Employee" means any employee who, at any time during the applicable Plan Year or any preceding Plan Year, is or was a Key Employee within the meaning of Section 416(i) of the Code.

        7.4 No reserve may be taken into account for post-retirement medical or life insurance benefits unless said Plan meets the requirements of
   Section 505(b) of the Code with respect to such benefits.

        7.5 No post-retirement life insurance benefits may be provided under this Agreement for any Employee in excess of Fifty Thousand Dollars ($50,000).

        7.6 The Trustee shall pay any taxes which become due and owing against the Fund, including any "unrelated business taxable income" within the meaning of Section 512 of the Code.

                          VIII.  MISCELLANEOUS PROVISIONS
                          -------------------------------


         8.1 The Trustee shall be paid such compensation as may be mutually agreed upon by it and the Grantor, Provided that no officer, director, stockholder or full-time employee of the Grantor or any Participating Employer shall receive any compensation for services rendered a Trustee hereunder. Any investment manager appointed by the Trustee shall be paid such compensation as may be agreed by the Grantor. All reasonable expenses of the establishment and administration of the Trust and the Plan of Benefits, including any compensation payable to the Trustee or any investment manager, shall be paid from the Trust Fund, unless paid by the Participating Employers. Such expenses of administration shall include, but shall not be limited to, expenses of the Trustee in performing its duties, premiums on policies or contracts purchased or entered into pursuant to Sections 4.2 and 4.3 herein, expenses incurred under an administrative services contract or contracts pursuant to Section 4.4 herein, and legal fees and disbursements, whether or not in connection with any action or suit or proceeding relating to the Trust which is brought by or against the Trustee; provided, however, that legal fees and disbursements of the Trustee shall not be paid from the Trust Fund if it is adjudged in the action, suit or proceeding that the Trustee was guilty of breach of its fiduciary obligations as prescribed by ERISA.

        8.2 No Trustee shall be liable for any act or action pursuant to the Trust, in good faith taken, performed, or omitted, nor for any act or action taken, performed or omitted by any insurance carrier or other concern with which the Trustee contracts for benefits hereunder, nor for any act or action taken, performed, or omitted by an agent, employee or attorney selected and retained with reasonable care, nor for any act or action taken, performed, or omitted by any other Trustee, nor for failure to act, except for cases in which the Trustee is adjudged to have been guilty of breach of its fiduciary obligations as prescribed by ERISA.

        8.3 In the exercise of its discretionary powers, the Trustee may act solely upon its own best judgment upon the facts brought to its attention without liability for errors in judgment, and with complete immunity of liability for losses, damages, or liabilities sustained by the Trust, a Participating Employer, or by any Employee or dependent, except for cases in which the Trustee is adjudged to have been guilty of breach of its fiduciary obligations as prescribed by ERISA.

        8.4 Each fiduciary shall be bonded in an amount Sufficient to meet the bonding requirements of ERISA. Premiums payable on any such bond may be charged against the Trust Fund as an expense of administering the Trust.

        8.5 Title to the Fund and its assets shall be vested in the Trustee. Neither the Grantor nor any Participating Employer shall have any right, title, or interest in or to the Fund.

        8.6 The Fund shall not be subject, in any manner, to anticipation, alienation, sale, transfer, assignment, pledge, charge or encumbrance, by any person or entity other than the Trustee or its duly authorized representatives, and by such Trustee or representatives only to the extent and for the purposes herein specifically provided, except that any Employee may assign benefits to which he, or his dependents, may become entitled, to a health care provider in consideration for services rendered or to be rendered.

        8.7 This Agreement may be amended in any respect, from time to time, by the Grantor, provided that each amendment shall be duly executed in writing by the Trustee, and the Grantor. Any amendment which may conflict with the provisions of the policy or policies or other contracts issued to or to which the Trustee is a party shall be of no effect unless consented to in writing by the other party thereto, except that this provision shall not apply to an amendment providing for the termination of a Policy or contract. Whenever any amendment is adopted pursuant to this Section, the Trustee shall provide copies thereof to all of the Participating Employers and to any insurance company and claim payment facility whose duties, obligations or contractual requirements are or may be affected by such Amendment.

        8.8  No amendment may be adopted which:

             (a) May cause any asset of the Fund to revert to the Grantor, or any Participating Employer, or be diverted to purposes other than the exclusive benefit of the Employees, former Employees or their dependents, and if it is determined that excesses or surpluses exist as to the Trust Fund, contributions may be suspended until the surplus has been diminished; or

       (b)  Shall be in conflict with ERISA.

        8.9 This Agreement may be executed in one or more counterparts. The signature of any party hereto on any counterpart shall be sufficient evidence of its execution thereof.

        8.10 In the event that any provision of this Agreement shall be held invalid, or illegal for any reason, such invalidity or illegality shall not affect the remaining provisions of this Agreement, and the provisions held invalid or illegal shall be considered fully severable and the Agreement shall be construed and enforced as if said illegal or invalid provision had never been inserted herein.

        8.11 This Trust is accepted by the Trustee in Connecticut. All questions of its validity, construction and administration shall be determined in accordance with the laws of that State, to the extent such laws are not preempted by any applicable federal law.

        8.12 The Grantor and its subsidiaries and affiliates reserve the right to amend or terminate the Plan of Benefits at any time, in whole or in part, including without limitation modifying, eliminating or reducing benefits thereunder for any class of individuals, including without limitation present and/or future retirees, and their dependents and/or beneficiaries, otherwise entitled to receive benefits. No provision of this Agreement shall be construed so as to restrict the rights of the Grantor to amend or terminate the Plan of Benefits in accordance with the preceding sentence. In the event that the Plan of Benefits is terminated with respect to a Participating Employer, the Trustee shall segregate and hold as a separate fund those assets of the Fund which are attributable to Contributions made by that Participating Employer and its Employees, and the earnings thereon, and such funds shall be used for the continuance of one or more of the benefits of the character herein contemplated for the benefit of the Employees of such Participating Employer and their dependents and for the payment of administration expenses attributable thereto until such separate fund shall be exhausted; or, alternatively, such separate fund shall be delivered to any successor trust, or plans, which undertake to provide, either directly or through the purchase of insurance, life, sickness, accident or other benefits pursuant to criteria that do not provide for disproportionate benefits to officers, shareholders or employees of said Participating Employer who are highly compensated individuals within the meaning of Section 505 of the Internal Revenue Code of 1986, as amended.

        8.13 This Trust shall terminate and all duties and obligations of the Trustee shall be ended on the earlier of:

             (i) The date stated in a written notice from the Grantor to the Trustee of the Grantor's intent to terminate this Trust, which notice shall be given at least sixty (60) days prior to the effective date of such termination; or

             (ii) Expiration of twenty-one (21) years after the death of the last surviving Employee, who was living on the effective date hereof; provided, however, that if at that time this Trust may continue in full force and effect without violation of any law, rule or regulation of the State of Connecticut, then this Trust shall remain in effect until otherwise terminated or discontinued as provided herein.

        Notwithstanding any provision herein concerning the duration and termination of the Trust, it shall continue in existence for so long a period as may be necessary to conclude its affairs. Upon termination of the Trust, any and all monies or things of value, remaining in the Fund, after the payment of the expenses of establishing and administering the Trust and the Plan of Benefits and all benefits payable pursuant to any Plan of Benefits, shall be used for the continuance of one or more of the benefits, of the character herein contemplated until the Fund shall be exhausted. In lieu of termination as herein set forth, the Trustee, upon written direction of the Grantor, shall after all obligations of the Trust have been satisfied, deliver over all surplus money and property in the Fund to any successor trust, or plans, which undertake to provide (either directly or through the purchase of insurance) life, sick, accident, or other benefits pursuant to criteria that do not provide for disproportionate benefits to officers, shareholders or employees of the Grantor or any Participating Employer who are highly compensated individuals within the meaning of Section 505 of the Internal Revenue Code of 1986, as amended.

        8.14 Subject to the provisions for the termination of this Trust, the Trust shall be irrevocable and under no circumstances shall any monies or property properly paid into the Fund, or any part of the Fund, or the earnings thereon be recoverable by, or payable to, the Grantor or any Participating Employer, other than by payment of reasonable and necessary expenses incurred on behalf of the Trust, nor shall any of the same inure to the benefit of any private shareholder or individual or otherwise be used for or diverted to purposes other than for the exclusive benefit of the Employees and their dependents hereunder and payment of the expenses of administering this Trust and the Plan of Benefits.

        8.15 Wherever used herein, any words used in the masculine shall be construed as though they were used in the feminine in all cases where they would so apply and any words used in the singular or the plural shall be construed as though they were used in the plural or the singular, as the case may be, in all cases where they would so apply.

        8.16 This Agreement and Declaration of Trust shall be binding on the parties hereto, their successors and assigns.

       IN WITNESS WHEREOF, the Grantor and the Trustee have caused their corporate hands and seals to be hereunto affixed as of the date first above written.

   Attest:                                 CONNECTICUT NATURAL GAS
                                           CORPORATION

   Patricia P. Ulias                       By Frank H. Livingston
   -------------------------------            ----------------------------
    Patricia P. Ulias                         Its Vice Pres Administration

   Attest:                                 THE CONNECTICUT BANK AND TRUST
                                           COMPANY

   Richard C. Smoragiewicz                 By Ronald T. Gaylord
   -------------------------------            ----------------------------
   Richard C. Smoragiewicz                     Its  Assistant Vice President

   STATE OF CONNECTICUT     )
                            :    ss.                 December 28, 1987
   COUNTY OF HARTFORD       )


        Personally appeared Frank H. Livingston of CONNECTICUT NATURAL GAS CORPORATION, signer and sealer of the foregoing instrument and acknowledged and the same to be his free act and deed as such officer, and the free act and deed of said corporation, before me.

                                                Lynn C. Blackwell
                                                ---------------------------
                                                Notary Public
                                           My Commission Expires Mar. 31, 1991

   STATE OF CONNECTICUT     )
                            :    ss.                 December 28, 1987
   COUNTY OF HARTFORD       )

        Personally appeared Ronald T. Gaylord of THE CONNECTICUT BANK AND
   TRUST
                            -----------------
   COMPANY, N. A. signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed as such officer, and the free act and deed of said bank, before me.


                                                Lynn C. Blackwell
                                                ----------------------------
                                                Notary Public

                                           My Commission Expires Mar. 31, 1991




                                     EXHIBIT A
                                     ---------

                                 PLAN OF BENEFITS


        The Participating Employers shall fund a portion of their liability for post-retirement medical and life insurance benefits under the Connecticut Natural Gas Corporation Group Insured Plan through the Fund created hereunder, in accordance with such Plan and the group insurance policies issued thereunder.














                            CONNECTICUT NATURAL GAS CORPORATION



                            By Frank H. Livingston
                               -------------------------------
                               Its  Vice Pres Administration


                            Date:  12/28/87